SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 14, 2005

VERAMARK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-13898	16-1192368

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3750 Monroe Avenue, Pittsford, New York 14534
(Address of Principal Executive Offices including zip code)

(585) 381-6000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On March 14, 2005, the Board of Directors of Registrant adopted the Veramark Technologies, Inc. Board of Directors Deferred Compensation Plan (the “Plan”). Pursuant to the Plan, any member of the Board of the Registrant’s Board of Directors, who is not an employee of Registrant, may elect to defer all or a portion of the compensation he or she receives as a Director. The Plan provides for the election and payment of accrued deferred accounts per the Director’s election, as may be specified in the Plan, and upon specified events. Deferred accounts will accrue interest on a quarterly basis equal to the interest realized by Registrant on its invested cash for the same quarter.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1 Board of Directors Deferred Compensation Plan adopted March 14, 2005.

VERAMARK TECHNOLOGIES, INC.
BOARD OF DIRECTORS DEFERRED COMPENSATION PLAN

(Adopted and Effective March 14, 2005)

1. PURPOSE OF THE PLAN. The purpose of the Veramark Technologies, Inc. Board of Directors Deferred Compensation Plan (the “Plan”) is to facilitate the recruitment and retention of qualified individuals to serve as members of the Board of Directors of Veramark Technologies, Inc. (the “Company”) by providing nonemployee directors of the Company the opportunity to defer all or a portion of their cash compensation.

2. DEFINITIONS.

     2.1. “Annual Deferred Compensation Agreement” means a written agreement between a Participant and the Company in substantially the form set forth in Appendix A, whereby a Participant agrees to defer a portion of his or her Compensation.

     2.2. “Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the

Company, all as defined under Section 409A(a)(2)(A)(v) of the Code and any regulations or other guidance issued thereunder.

     2.3. “Code” means the Internal Revenue Code of 1986, as amended.

     2.4. “Committee” means the Compensation and Stock Option Committee of the Company’s Board of Directors, or any successor to the Committee.

     2.5. “Compensation” means a Participant’s fees, payable in cash, for services rendered by a Participant as a Director of the Company. Compensation shall not include any amounts paid by the Company to a Participant that are not strictly in consideration for personal services, such as expense reimbursements.

     2.6. “Deferred Account” means the record maintained by the Company for each Participant of the cumulative amount of Compensation deferred pursuant to this Plan.

     2.7. “Director” means an individual who is not an employee of the Company and who is a member of the Company’s Board of Directors.

     2.8. “Participant” means a Director who has entered into a written Annual Deferred Compensation Agreement with the Company in accordance with the provisions of the Plan.

     2.9. “Termination” means the Participant’s ceasing to be a Director of the Company for any reason whatsoever, whether voluntarily or involuntarily, including by reason of retirement, resignation, removal or death. Notwithstanding the preceding sentence, the date on which a Participant ceases to be a Director of the Company shall be deemed to have not occurred for purposes of this Plan unless such cessation constitutes a “separation from service” within the meaning of Section 409A(a)(2)(A)(i) of the Code and any regulations or other guidance issued thereunder.

3. ADMINISTRATION AND INTERPRETATION. The Committee shall have final discretion, responsibility, and authority to administer and interpret the Plan. This includes the discretion and authority to determine all questions of fact, eligibility, or benefits relating to the Plan. The Committee may also adopt any rules it deems necessary to administer the Plan. The Committee’s responsibilities for administration of the Plan may be exercised by Company employees who have been assigned those responsibilities by the Committee. Any Company employee exercising responsibilities relating to the Plan in accordance with this section shall be deemed to have been delegated the discretionary authority vested in the Committee with respect to those responsibilities, unless limited in writing by the Committee. Any interpretation of the Plan by the Committee shall be final and binding on the Participants.

4. PARTICIPANT DEFERRAL AND DISTRIBUTION ELECTIONS.

     4.1. TIME AND AMOUNT OF ELECTION. A Director who wishes to participate in the Plan must execute an Annual Deferred Compensation Agreement either (a) for newly eligible individuals, within 30 days after first becoming eligible to participate in the Plan (to defer Compensation earned for the remainder of that calendar year), or (b) for incumbent directors, prior to January 1 of any calendar year for which the Annual Deferred Compensation Agreement is to be effective. The amount of Compensation to be deferred for that calendar year will be specified in the appropriate Annual Deferred Compensation Agreement, which shall be irrevocable. An Annual Deferred Compensation Agreement that is timely delivered to the Company shall be effective with respect to Compensation earned in all calendar years following the year in which the Annual Deferred Compensation Agreement is delivered to the Company, unless such agreement is revoked or modified (which revocation or modification shall be effective on the first day of the calendar year following the year in which such revocation or modification is delivered to the Company) or until terminated automatically upon either the termination of the Plan or the Participant’s Termination.

     4.2. INTEREST ON DEFERRED AMOUNTS. Compensation which a Director properly elects to be deferred will accrue interest on a quarterly basis equal to the interest rate realized by the Company on its invested cash for that quarter.

5. DISTRIBUTIONS.

     5.1. DISTRIBUTIONS IN GENERAL. The Company shall distribute Participants’ Deferred Accounts as elected by each Participant in the applicable Annual Deferred Compensation Agreement, except as otherwise provided in this Section 5. Notwithstanding any provision in this Plan to the contrary, the Committee shall disregard any election by a Participant to the extent such election would result in an “acceleration of benefits” or a “change in time or form of distribution” within the meaning of Section 409A of the Code and any regulations or other guidance issued thereunder.

     5.2. UPON CHANGE IN CONTROL. No later than 10 days following a Change in Control, a Participant’s Deferred Account, whether or not in payment pursuant to sections 5.3 or 5.4 below, shall be due and payable and shall be distributed to the appropriate Participant, or his or her beneficiary designated in accordance with section 5.4 below, in a single lump-sum payment.

     5.3. PLAN BENEFITS UPON TERMINATION. Upon Termination, payments of a Participant’s Deferred Account shall commence on the date and shall be made in the manner elected by the Participant in the applicable Annual Deferred Compensation Agreement. Unpaid balances under the installment election continue to earn interest at the applicable rate set forth in section 4.2 above. If there is no effective distribution election in place for a Participant as of the date of his or her Termination, his or her Deferred Account shall be paid out in quarterly installments over 3 years beginning January 1 of the year following Termination. Notwithstanding anything in this Section 5.3 to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code and any regulations or other guidance issued thereunder, the payments under this Section 5.3 shall not commence before the date which is 6 months after the date of such Participant’s separation from service (or, if earlier, the date of death of the Participant).

     5.4. DISTRIBUTIONS FOLLOWING PARTICIPANT DEATH; DESIGNATION OF BENEFICIARY. The Company shall make all payments to the Participant, if living. A Participant shall designate a beneficiary in his or her Annual Deferred Compensation Agreement. If a Participant dies either before benefit payments have commenced under this Plan or after his or her benefits have commenced but before his or her entire Deferred Account has been distributed, his or her designated beneficiary shall receive any benefit payments in accordance with the Annual Deferred Compensation Agreement and this Plan. If no designation is in effect when any benefits payable under this Plan become due, the beneficiary shall be the spouse of the Participant, or if no spouse is then living, the Participant’s estate.

6. MISCELLANEOUS.

     6.1. ASSIGNABILITY. A Participant’s rights and interests under the Plan may not be assigned or transferred except, in the event of the Participant’s death, as described in Section 5.4.

     6.2. TAXES. The Company shall deduct from all payments made under this Plan all applicable federal, state or local taxes required by law to be withheld.

     6.3. CONSTRUCTION. To the extent not preempted by federal law, the Plan shall be construed according to the laws of the state of New York without regard to conflict of law rules. Notwithstanding any other provision herein, this Plan shall be construed, administered, and governed in a manner that is consistent with, and that satisfies the requirements of, Section 409A of the Code and any regulations or other guidance issued thereunder, so that taxation of a Participant is deferred under this Plan until distribution as provided hereunder. Any provision that would cause the Plan to fail to satisfy the requirements of Section 409A of the Code and any regulations or other guidance issued thereunder shall have no force and effect until amended to comply with such requirements (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company’s Board of Directors (or any committee thereof) without the consent of the Participants).

     6.4. FORM OF COMMUNICATION. Any election, application, notice or other communication required or permitted to be made by a Participant to the Committee or the Company shall be made in writing and in such form as the Company may prescribe. Such communication shall be effective upon receipt by the Company’s Treasurer.

7. AMENDMENT AND TERMINATION. Subject to Section 6.3 hereof, the Company, acting through its Board of Directors, or any committee of the Board of Directors, may, at its sole discretion, amend or terminate the Plan at any time, provided that the amendment or termination shall not adversely affect the vested or accrued rights or benefits of any Participant without the Participant’s prior consent. Moreover, no such amendment or termination shall be effective to the extent such action would result in an “acceleration of benefits” or a “change in time or form of distribution” within the meaning of Section 409A of the Code and any regulations or other guidance issued thereunder.

8. UNSECURED GENERAL CREDITOR. The Company’s obligation under the Plan shall be an unfunded and unsecured promise of the Company to pay money in the future. The Plan does not grant Participants and their beneficiaries, heirs, successors, and assigns any legal or equitable right, interest, or claim in any property or assets of the Company. The assets of the Company shall not be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all Company assets shall be, and remain, the general, unpledged, unrestricted assets of the Company.

9. LAWSUITS, JURISDICTION, AND VENUE. Any lawsuit claiming entitlement to benefits under this Plan must be initiated no later than one year after the event(s) giving rise to the claim occurred. Any legal action involving benefits claimed or legal obligations relating to or arising under this Plan may be filed only in Federal District Court in the city of Rochester, New York. Federal law shall be applied in the interpretation and application of this Plan and the resolution of any legal action. To the extent not preempted by federal law, the laws of the state of New York shall apply, without regard to principles of conflict of laws.

APPENDIX A

Form of Annual Deferred Compensation Agreement

ANNUAL DEFERRED COMPENSATION AGREEMENT

     THIS AGREEMENT dated      , is between VERAMARK TECHNOLOGIES, INC. (“the Company”) and            (the “Director”). The Company designates the Director as a Participant in the Company’s Board of Directors Deferred Compensation Plan (the “Plan”), which is incorporated into this Agreement.

The Company and the Director agree as follows:

For the        year, the Director irrevocably elects as follows:

1. The Director elects to defer receipt of:

A.	$ Dollars; or

B.	percent of Compensation

The Company believes, but does not guarantee, that a deferral election made in accordance with the terms of the Plan is effective to defer the receipt of taxable income. The Director has been advised to consult with his or her attorney or accountant familiar with the federal and state tax laws regarding the tax implications of this Deferred Compensation Agreement and the Plan.

2. The Director elects the following form of distribution of his or her deferrals during such year:

A.	Lump-sum payment.
B.	Quarterly installment payments (estimated to be level payments) over a period of years (not to exceed 3 years), payable on the first day of the month beginning the calendar quarter immediately following the distribution beginning date as set forth below, and continuing on the first day of the month beginning each subsequent calendar quarter until paid in full.

3. The Director elects the following distribution beginning date:

A.	January 1 of the year following Termination.
B.	The later of age or Termination.

C.	The later of (date) or his or her Termination

4. If the Director dies before his or her distributions from the Plan begin, the Company will pay the Director’s designated beneficiary the Deferred Account balance as a (choose one):

A.	Lump-sum payment, payable within two (2) months of date of death.
B.	Quarterly installment payments over a period of years (not to exceed 3 years), beginning on the first day of the month beginning the calendar quarter immediately following the date of death and continuing on the first day of the month beginning each subsequent calendar quarter until paid in full.

5. If the Director dies after installment payments have begun, the Company will pay the Director’s designated beneficiary (choose one):

A.	Lump sum of the remaining Deferred Account balance, payable within two (2) months of date of death.
B.	The remaining installment payments, if any.

6. The Director’s designated beneficiary is                               .

     IN WITNESS WHEREOF, the parties have entered into this Agreement on the day first written above.

VERAMARK TECHNOLOGIES, INC.

By

DIRECTOR

By

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized in Pittsford, New York on March 17, 2005.

Veramark Technologies, Inc.

By:	/s/ Ronald C. Lundy

Ronald C. Lundy,
Treasurer
Chief Accounting Officer